UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 5, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


        NEW YORK                        0-15502                   13-3238402

(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

On November 5, 2007, Comverse Technology, Inc. (the "Company") issued a press release announcing updates to its previously announced accounting restatement process. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS:

            Exhibit No.                          Description
            -----------                          -----------

               99.1 Press Release of Comverse Technology, Inc. dated November 5, 2007



















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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMVERSE TECHNOLOGY, INC.


Date:  November 5, 2007                          By:   /s/  Cynthia Shereda
                                                      --------------------------
                                                 Name:  Cynthia Shereda
                                                 Title: Executive Vice President
                                                        and General Counsel




















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



                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------

   99.1                Press Release of Comverse Technology, Inc. dated
                       November 5, 2007























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